SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 31, 2005

UNIVERSAL FOOD & BEVERAGE COMPANY

(Exact Name of Registrant as Specified in Charter)

Nevada	000-27853	86-0913555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3830 Commerce Drive, St. Charles, Illinois	60174
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 630-584-8670

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K may contain statements, estimates or projections that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”). Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. In particular, this report contains statements concerning the status of the IWG acquisition, prospects of other acquisitions, results of operations, financial and business projections, and product development and marketing. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our present expectations or projections. These risks include, but are not limited to, acceptance of the Company’s products in the marketplace; changes in the non-alcoholic beverages business environment, including actions of competitors and changes in consumer preferences; adverse weather conditions; our ability to finance expansion plans and general operating activities; regulatory and legal changes; the effectiveness of our advertising and marketing programs; fluctuations in the cost and availability of raw materials; dependence upon third-party vendors; our ability to achieve earnings forecasts; integration of acquisitions; ability to sustain and manage growth; and changes in economic and political conditions. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

Item 1.01 Entry into Material Definitive Agreement.

See Item 2.01 below with respect to the amendment to asset purchase agreement, note, warrant and loan agreements, each entered into as of March 31, 2005.

Item 2.01 Completion of the Acquisition or Disposition of Assets.

On March 31, 2005, our indirect wholly-owned Virginia subsidiary, Universal Food & Beverage Company of Virginia, completed the purchase from Independence Water Group, LLC, or IWG, of the following assets of IWG’s water bottling business pursuant to the terms of an asset purchase agreement and real estate purchase agreement with IWG each dated as of February 28, 2005, as amended by an amendment dated as of March 31, 2005:

•	approximately 620 acres of forestland,

•	certain water rights,

•	a 7,889 square foot fully equipped and operational water bottling facility,

•	an 8,000 square foot distribution warehouse, and

•	a 6,500 square foot home on the premises.

We previously paid IWG $150,000 as a cash deposit, which IWG will retain as part of the purchase price. In addition, at the closing in satisfaction of the acquisition agreements and an existing option agreement between the parties, we delivered to IWG:

•	2,000,000 shares of our common stock,

•	warrants to purchase 2,000,000 shares of our common stock,

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•	a note payable to IWG in the original principal amount of $850,000, and

•	$500,000 in cash.

We also assumed approximately $2,500,000 in bank debt and trade payables of the water bottling business at the closing as part of the acquisition.

The warrant has an exercise price of $1.00 per share, is currently exerciseable in full and expires on March 31, 2008. We have reserved 2,000,000 shares of common stock for issuance on exercise of the warrant.

The note bears interest at a rate of 6 % annually for the first six months and 12% thereafter, and is payable in full on March 31, 2006.

We obtained a $2.5 million 20-year mortgage loan secured by the real estate, and a $500,000 nine-month equipment loan secured by the purchased equipment assets from Grayson National Bank, in Independence, Virginia, to fund the cash closing amounts payable to IWG and refinance the outstanding debt of the water bottling business. The mortgage loan bears interest at a rate of prime plus 1 % per annum (which can be no less than 6% and no more than 12%), with principal and interest payable monthly. The equipment loan bears interest at a rate of prime plus 1 % per annum (which can be no less than 6% and no more than 12%), with interest payable monthly and principal due at maturity.

Item 2.03 Creation of a Direct Financial Obligation

See Item 2.01 above describing the note issued to IWG and the loan obtained from Grayson National Bank in connection with the acquisition of the water bottling business.

Item 3.02 Unregistered Sales of Equity Securities

On March 31, 2005, in connection with the closing of the transaction described in Item 2.01 above, we issued 2,000,000 shares of our common stock to IWG, and warrants to purchase an additional 2,000,000 shares of our common stock (under terms described in Item 2.01). These securities were issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act, on the basis that their issuance did not involve a public offering, no underwriting fees or sales commissions were paid by us in connection with such sale and IWG represented to us that it was an “accredited investor,” as defined in the Securities Act of 1933, as amended.

Item 4.01 Changes in Registrant’s Certifying Accountant

As of April 1, 2005, the Board of Directors appointed BDO Seidman, LLP as the Company’s independent registered public accounting firm (“auditors”) for the fiscal year ending December 31, 2005 and terminated the appointment of KPMG LLP as the Company’s auditors. KPMG had completed its engagement as the Company auditors for the 2004 fiscal year.

KPMG’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles except that KPMG LLP’s audit reports on the consolidated financial statements of the Company as at December 31, 2004 and 2003 and for the years then ended contained a separate paragraph stating that “the Company has incurred recurring losses and has a working capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management’s plans in this regard are also described in note 1(a). The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

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In connection with the audits of the Company’s financial statements for each of the two fiscal years ended December 31, 2004 and 2003 and through April 1, 2005, there were no disagreements between the Company and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its report. During the two most recent fiscal years and through the date hereof, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

During the Company’s two most recent fiscal years and through the date hereof, the Company did not consult with BDO Seidman, LLP regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or any disagreement between the Company and KPMG or any reportable event.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

To be filed not later than June 10, 2005

(b)	Pro Forma Financial Information

To be filed not later than June 10, 2005

(c)	Exhibits

Letter from KPMG, LLP to be filed in accordance with Regulation S-B, Item 304(a)(3)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2005	UNIVERSAL FOOD & BEVERAGE COMPANY
(Registrant)

/S/ Duane N. Martin
Duane N. Martin
Chief Executive Officer and Director

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